UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 26, 2023

Ranger Energy Services, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38183	81-5449572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10350 Richmond, Suite 550 Houston, Texas 77042 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (713) 935-8900

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	RNGR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the ExchangexActx☐

Item 2.02    Results of Operations and Financial Condition
On October 31, 2023, Ranger Energy Services, Inc. (the “Company”) announced its results for the quarter ending September 30, 2023. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.
Item 5.02    Departure of directors or certain officers; Election of directors; Appointment of certain officers; Compensatory arrangements of certain officers
On October 26, 2023, the Board of Directors (the "Board") of the Company received notice from William M. Austin, Chairman of the Board, and Richard E. Agee of their intentions to retire from the Board effective December 31, 2023. Michael Kearney will assume the role of Chairman upon the retirement of Mr. Austin. The resignations of Messrs. Austin and Agee is not the result of any disagreement with the Company relating to its operations, policies or practices or with the Board or management. The Board thanks Messrs. Austin and Agree for their substantial contributions over the years and wishes them success in their future endeavors.
On October 26, 2023, the Board elected each of Carla Mashinski and Sean Woolverton to serve as directors of the Company. Ms. Mashinski and Mr. Woolverton will join the Board on January 1, 2024, and hold such office until subject to election at the the annual general meeting corresponding to their respective class designations or until the time that his or her successor is duly elected and qualified or his or her death, resignation, retirement, disqualification or removal.
Ms. Mashinski is the former Chief Financial and Administrative Officer (CFAO) of Cameron LNG, LLC. Prior to joining Cameron LNG, Ms. Mashinski served as the Chief Financial Officer and VP of Finance and Information Management, North American Operations of SASOL. Ms. Mashinski has more than 35 years of experience working for a number of diverse energy companies, including Shell Oil Company, Duke Energy, GulfMark Offshore and SASOL. She currently serves as a director of Primoris Services Corporation and BKV Corporation.
Mr. Woolverton has served as the Chief Executive Officer and member of the Board of Directors of SilverBow Resources, Inc. since March 2017. From 2013 to 2017, he was the Chief Operating Officer of Samson Resources Company. He held a series of positions of increasing responsibility at Chesapeake Energy Corporation from 2007 to 2013. Prior to that, Mr. Woolverton worked for Encana Corporation, where he oversaw its Fort Worth Basin development and shale exploration teams in North Texas. Earlier in his career, Mr. Woolverton held multiple engineering and management roles at Burlington Resources.
The Board has determined that Ms. Mashinski and Mr. Woolverton are independent under the corporate governance requirements of the New York Stock Exchange and the independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended.
The Board has not yet determined the Committees on which Ms. Mashinski and Mr. Woolverton will serve.
Ms. Mashinski’s and Mr. Woolverton’s compensation will be consistent with that of other non-employee directors. As of January 1, 2024, non-employee directors will each receive an annual retainer of $75,000 in cash and $100,000 in stock per year, as well as additional annual cash retainers for service as chair for the board committees on which he or she serves as follows: $15,000 for the chair of the Audit Committee and, $10,000 for the chairs of the Compensation Committee and the Nominating and Governance Committee. The non-executive chair of the Board receives an additional annual fee of $30,000 in cash.
There are no arrangements or understandings between Ms. Mashinski or Mr. Woolverton or any other person pursuant to which Ms. Mashinski or Mr.Woolverton were selected as directors and there are no related party transactions between the Company and Ms. Mashinski or Mr. Woolverton that would require disclosure under Item 404(a) of Regulation S-K. In connection with their appointments, Ms. Mashinsk and Mr. Woolverton will enter into a standard indemnification agreement with the Company in the form previously approved by the Board.
Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On October 26, 2023 the Board adopted amended and restated bylaws (the “Amended Bylaws”) of the Company to be effective October 26, 2023, to update for changes in the Delaware General Corporate Law (the “DGCL”) and implement edits related to Rule 14a-19 under the Securities Act of 1934, as amended (“Rule 14a-19”) and other changes.
Sections 2.4 and 2.6 of the Amended Bylaws were amended to reflect the revised and updated Section 219(a) of the DGCL, which clarified the timing regarding the period during which the list of stockholders should be made available and no longer requires the Company to make the stockholder list available for inspection during the stockholders’ meeting. Accordingly, language regarding inspection of the stockholder list during the meeting in Sections 2.4 and 2.6 has been deleted.
Section 2.7(B) was amended based on changes to Section 222 of the DGCL regarding procedures to inform stockholders of a new meeting, date and time in the case of an adjournment, including if an adjournment is due to a technical failure related to remote communications. These revisions clarify that the date, time, place, and means of remote communication for the reconvened meeting may be announced or displayed at the meeting or be provided by the notice of the meeting.
Section 2.9 of the Amended Bylaws was amended to address matters relating to Rule 14a-19 and clarify informational and procedural requirements in connection with proposals and nominations. These include amendments to:
•Provide more detailed disclosure requirements regarding agreements, arrangements, and understandings related to nominations or proposals;
•Include more detailed requirements for a stockholder to nominate a candidate for election to the Board regarding compliance with Rule 14a-19;
•Clarify the requirement that the proposed nominee sign a representation regarding service on the Board;
•Note that the proxy card used by other persons must be a color other than white (with the white card to be reserved for the exclusive use by the Board); and
•Clarify that the number of nominees a stockholder may nominate may not exceed the number of directors to be elected at the meeting.
The Amended Bylaws also include other conforming and technical changes.
The foregoing description of the amendments made in the Amended Bylaws does not purport to be complete and is qualified by reference to the Amended Bylaws, a copy of which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 8.01     Other Events
On October 31, 2023, the Company’s Board of Directors (the “Board”) declared a quarterly cash dividend of $0.05 per share of Class A common stock. The dividend is payable on December 1, 2023 to stockholders of record as of the close of business on November 13, 2023. The declaration of any future dividends is subject to the Board’s discretion.
Item 9.01    Financial Statements and Exhibits
Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Ranger Energy Services, Inc. adopted on October 26, 2023
99.1	Press Release dated October 31, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

THE INFORMATION FURNISHED UNDER ITEM 2.02 OF THIS CURRENT REPORT, INCLUDING EXHIBIT 99.1 ATTACHED HERETO, SHALL NOT BE DEEMED “FILED” FOR THE PURPOSES OF SECTION 18 OF THE SECURITIES AND EXCHANGE ACT OF 1934, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE INTO ANY REGISTRATION STATEMENT OR OTHER FILING PURSUANT TO THE SECURITIES ACT OF 1933, EXCEPT ASxOTHERWISExEXPRESSLYxSTATEDxINxSUCHxFILING.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ranger Energy Services, Inc.

/s/ Melissa Cougle	October 31, 2023
Melissa Cougle	Date
Chief Financial Officer
(Principal Financial Officer)